                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)
                                      AND
              SHARES OF SERIES B ESOP CONVERTIBLE PREFERRED STOCK
                                       OF
                                EKCO GROUP, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED AUGUST 11, 1999
                                       BY
                             EG TWO ACQUISITION CO.
                                A SUBSIDIARY OF
                             CCPC ACQUISITION CORP.
                              AND AN AFFILIATE OF
                                  BORDEN, INC.
         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
              NEW YORK CITY TIME, ON WEDNESDAY, SEPTEMBER 8, 1999,
                         UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                       IBJ WHITEHALL BANK & TRUST COMPANY

            BY MAIL:                          BY HAND:               BY OVERNIGHT COURIER DELIVERY:
          P.O. Box 84                       P.O. Box 84                     One State Street
     Bowling Green Station             Bowling Green Station            New York, New York 10004
 New York, New York 10274-0084     New York, New York 10274-0084       Attention: Reorganization
Attention: Reorganization Dept.   Attention: Reorganization Dept.           Operations Dept.
                                                                         Securities Processing
                                                                              Window SC-1

                             BY FACSIMILE TRANSMISSION: (212) 858-2611

                                CONFIRM BY TELEPHONE: (212) 858-2103

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by stockholders, either if certificates for Shares or Rights, if applicable (as such terms are defined below), are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Shares (as defined herein) or, if applicable, Rights are to be made by book-entry transfer into the account of IBJ Whitehall Bank & Trust Company, as Depositary (the "Depositary"), at the Depository Trust Company ("DTC") (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). Stockholders who tender Shares or Rights by book-entry transfer are referred to herein as "Book-Entry Stockholders."

    Holders of Shares to which rights are attached will be required to tender one Right for each such Share tendered in order to effect a valid tender of such Share. Unless and until a Distribution Date (as defined in the Offer to Purchase) occurs, a tender of Shares to which Rights are attached will also constitute a tender of the associated Rights. See Section 3 of the Offer to Purchase. If the Distribution Date has occurred, and certificates representing Rights (the "Rights Certificates") have been distributed to holders of Shares to which Rights are attached, such holders will be required to tender Rights Certificates representing a number of Rights equal to the number of Shares to which Rights were attached being tendered in order to effect a valid tender of such Shares. Holders of Shares and Rights whose certificates for such Shares (the "Share Certificates") and, if applicable, Rights Certificates are not immediately available or who cannot deliver their Share Certificates or, if applicable, Rights Certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares and, if applicable, Rights according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

 ----------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF SHARES TENDERED
 ----------------------------------------------------------------------------------------------------
    NAME(S) & ADDRESS(ES) OF REGISTERED HOLDER(S)
    (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)             SHARES CERTIFICATE(S) AND SHARE(S)
             APPEAR(S) ON CERTIFICATE(S))                (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------

                                                                         TOTAL NUMBER
                                                            SHARE         OF SHARES       NUMBER OF
                                                         CERTIFICATE    REPRESENTED BY      SHARES
                                                          NUMBER(S)*    CERTIFICATE(S)*   TENDERED**
------------------------------------------------------------------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------
                                                         TOTAL SHARES
------------------------------------------------------------------------------------------------------
  * NEED NOT BE COMPLETED BY BOOK-ENTRY STOCKHOLDERS.
 ** UNLESS OTHERWISE INDICATED, ALL SHARES REPRESENTED BY CERTIFICATES DELIVERED TO THE DEPOSITARY
WILL BE DEEMED TO HAVE BEEN TENDERED.
    SEE INSTRUCTION 4.
    --------------------------------------------------------------------------------------------------

/ / CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN
    ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution ______________________________________________

    Check the box of the Book-Entry Transfer Facility:

    / / The Depository Trust Company

    Account Number __________________  Transaction Code Number _________________

/ / CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s): ____________________________________________

    Window Ticket Number (if any): _____________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Institution that Guaranteed Delivery: ______________________________

    If delivered by Book-Entry Transfer, check the box of the Book-Entry Transfer Facility:

    / / The Depository Trust Company

    Account Number __________________  Transaction Code Number _________________

 ----------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF RIGHTS TENDERED
 ----------------------------------------------------------------------------------------------------
     NAME(S) & ADDRESSES OF REGISTERED HOLDER(S)
    (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)            RIGHT(S) CERTIFICATE(S) AND RIGHT(S)
             APPEAR(S) ON CERTIFICATE(S))                (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------

                                                                         TOTAL NUMBER
                                                            RIGHTS        OF RIGHTS       NUMBER OF
                                                         CERTIFICATE    REPRESENTED BY      RIGHTS
                                                          NUMBER(S)*    CERTIFICATE(S)*   TENDERED**
------------------------------------------------------------------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------
                                                         TOTAL RIGHTS
------------------------------------------------------------------------------------------------------
  * NEED NOT BE COMPLETED IF THE DISTRIBUTION DATE HAS NOT OCCURRED. SEE INSTRUCTION 5.
 ** UNLESS OTHERWISE INDICATED, ALL RIGHTS REPRESENTED BY CERTIFICATES DELIVERED TO THE DEPOSITARY
WILL BE DEEMED TO HAVE BEEN TENDERED.
    SEE INSTRUCTION 4.
    --------------------------------------------------------------------------------------------------

/ / CHECK HERE IF RIGHTS ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN
    ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER RIGHTS BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution ______________________________________________

    Check the box of the Book-Entry Transfer Facility:

    / / The Depository Trust Company

    Account Number __________________  Transaction Code Number _________________

/ / CHECK HERE IF RIGHTS ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s): ____________________________________________

    Window Ticket Number (if any): _____________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Institution that Guaranteed Delivery: ______________________________

    If delivered by Book-Entry Transfer, check the box of the Book-Entry Transfer Facility:

    / / The Depository Trust Company

    Account Number __________________  Transaction Code Number _________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                     PLEASE READ THE INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to EG Two Acquisition Co., a Delaware corporation (the "Purchaser'), which is a subsidiary of CCPC Acquisition Corp., a Delaware corporation (the "Parent"), and an affiliate of Borden, Inc., a New Jersey corporation ("Borden"), the above-described shares of Common Stock, par value $0.01 per share (the "Common Shares") and the associated preferred share purchase rights (the "Rights") issued pursuant to the Rights Agreement, dated March 27, 1987, as amended on June 9, 1988, January 10, 1989, March 23, 1992, and December 22, 1992 and as amended and restated March 21, 1997 and amended on August 4, 1999 (as so amended, the "Rights Agreement"), between the Company and American Stock Transfer & Trust Company as Rights Agent (the "Rights Agent"), and the above described shares of Series B ESOP Convertible Preferred Stock, par value $0.01 per share (the "ESOP Preferred Shares" and together with the Common Shares, the "Shares") of Ekco Group, Inc., a Delaware corporation (the "Company"), at a purchase price of $7.00 per Share (including, if applicable, the associated Right), net to the seller in cash without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 11, 1999 (the "Offer to Purchase") and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"). Unless the context requires otherwise, all references to "Shares" to which Rights are attached shall be deemed to refer also to the associated Rights and all references to "Rights" shall be deemed to include all benefits that may inure to the stockholders of the Company or to holders of the Rights pursuant to the Rights Agreement. The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole from time to time in part, to Parent or to one or more corporations, 80% or more of the outstanding capital stock of which is directly or indirectly owned by Parent, the right to purchase all or any portion of the Shares and Rights tendered pursuant to the Offer, receipt of which is hereby acknowledged.

    Prior to the occurrence of a Distribution Date (as defined in the Offer to Purchase), a valid tender of Shares to which Rights are attached will constitute a tender of the associated Rights. The undersigned understands that if the Distribution Date has occurred and certificates representing Rights (the "Rights Certificates") have been distributed to holders prior to the date of tender of the Shares and, if applicable, Rights tendered herewith pursuant to the Offer, Rights Certificates representing a number of Rights equal to the number of Shares to which Rights were attached being tendered herewith must be delivered to the Depositary (as defined below) or, if available, a Book-Entry Confirmation (as defined herein) must be received by the Depositary with respect thereto in order for such Shares tendered herewith to be validly tendered. If the Distribution Date has occurred and Rights Certificates have not been distributed prior to the time Shares are tendered herewith pursuant to the Offer, the undersigned agrees to deliver Rights Certificates representing a number of Rights equal to the number of Shares to which Rights were attached tendered herewith to IBJ Whitehall Bank & Trust Company (the "Depositary") within three business days after the date such Rights Certificates are distributed. A tender of Shares to which Rights were attached without Rights Certificates constitutes an agreement by the tendering shareholder to deliver Rights Certificates representing a number of Rights equal to the number of Shares to which Rights were attached tendered pursuant to the Offer to the Depositary within three business days after the date such Rights Certificates are distributed. The undersigned understands that if the Distribution Date occurs prior to the Expiration Date, the Purchaser reserves the right to require that the Depositary receive such Rights Certificates or a Book-Entry Confirmation with respect to such Rights prior to accepting Shares for payment. In that event, payment for Shares to which Rights were attached tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of, or Book-Entry Confirmation with respect to, among other things, Rights Certificates, if Rights Certificates have been distributed to holders of such Shares.

    Subject to, and effective upon, acceptance for payment for the Shares and, if applicable, Rights tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares and, if applicable, Rights that are being tendered hereby and any and all dividends, distributions (including additional Shares) or rights declared, paid or issued with respect to the tendered Shares and, if applicable, Rights on or after the date hereof and payable or distributable to the undersigned on a date prior to the transfer to the name of the Purchaser or nominee or transferee of the Purchaser on the Company's stock transfer records of the Shares and, if applicable, Rights tendered herewith (collectively, a "Distribution"), and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and, if applicable, Rights (and any Distribution) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Share Certificates (as defined herein) (and any Distribution) or transfer ownership of such Shares and, if applicable, Rights (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together in either case with appropriate evidences of transfer, to the Depositary for the account of the Purchaser, (b) present such Shares and, if applicable, Rights (and any Distribution) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and, if applicable, Rights (and any Distribution), all in accordance with the terms and subject to the conditions of the Offer.

    The undersigned irrevocably appoints designees of the Purchaser as such stockholder's proxy, with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares and, if applicable, Rights tendered by such stockholder and accepted for payment by the Purchaser and with respect to any and all other shares or other securities issued or issuable in respect of such Shares or, if applicable, Rights on or after the date hereof. Such appointment will be effective when, and only to the extent that, the Purchaser accepts such Shares and, if applicable, Rights for payment. Upon such acceptance for payment, all prior proxies given by such stockholder with respect to such Shares and, if applicable, Rights, (and such other shares and securities) will be revoked without further action, and no subsequent proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of the Purchaser will be empowered to exercise all voting and other rights of such stockholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. The Purchaser reserves the right to require that, in order for Shares and, if applicable, Rights to be deemed validly tendered, immediately upon the Purchaser's payment for such Shares and, if applicable, Rights the Purchaser must be able to exercise full voting rights with respect to such Shares and, if applicable, Rights.

    The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares and, if applicable, Rights (and any Distribution) tendered hereby and (b) when the Shares and, if applicable, Rights are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to the Shares and, if applicable, Rights (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and, if applicable, Rights tendered hereby (and any Distribution). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares and, if applicable, Rights tendered hereby, accompanied by appropriate documentation of transfer; and pending such remittance or appropriate assurance thereof, the Purchaser will be, subject to applicable law, entitled to all rights and privileges as owner of any such Distribution and may withhold the entire purchase price or deduct from the purchase price, the amount or value thereof, as determined by the Purchaser in its sole discretion.

    All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tenders of Shares and, if applicable, Rights made pursuant to the Offer are irrevocable, except that Shares and, if applicable, Rights tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date (as defined in the Offer to Purchase) and, unless theretofore accepted for payment by the Purchaser pursuant to the Offer, may also be withdrawn at any time after October 9, 1999. See Section 4 of the Offer to Purchase.

    The undersigned understands that tenders of Shares and, if applicable, Rights pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation that the undersigned owns the Shares and, if applicable, Rights being tendered.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may terminate or amend the Offer or may not be required to accept for payment any of the Shares tendered herewith.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or issue or return any certificate(s) for Shares and, if applicable, Rights not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered" and "Description of Rights Tendered," respectively. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the purchase price and/or any certificates) for Shares and, if applicable, Rights not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered" and "Description of Rights Tendered," respectively. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed please issue the check for the purchase price and/or any certificate(s) for Shares and, if applicable, Rights not tendered or accepted for payment in the name of, and deliver such check and/or such certificates to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please credit any Shares and, if applicable, Rights tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility (as defined herein) designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares or, if applicable, Rights from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares or, if applicable, Rights so tendered.

------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificate(s) for Shares and, if applicable, Rights not tendered or not accepted for payment and/or the check for the purchase price of Shares and, if applicable, Rights accepted for payment are to be issued in the name of someone other than the undersigned or if Shares or, if applicable, Rights tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility.

  Issue: / / check / / certificates to:
  Name _______________________________________________________________________
                                 (Please Print)

  Address ____________________________________________________________________
  ____________________________________________________________________________
                               (Include Zip Code)

   __________________________________________________________________________
                        (Tax Id. or Social Security No.)
                           (See Substitute Form W-9)

  / / Credit Shares and, if applicable, Rights tendered by book-entry transfer that are not accepted for payment to (Check):
                              / /  DTC

  ____________________________________________________________________________
                               (DTC Account No.)

------------------------------------------------------------
------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificate(s) for Shares and, if applicable, Rights not tendered or not accepted for payment and/or the check for the purchase price of Shares and, if applicable, Rights accepted for payment are to be sent to someone other than the undersigned at an address other than that shown above.

  Issue: / / check / / certificates to:

  Name _______________________________________________________________________

                                 (Please Print)

   Address __________________________________________________________________

   __________________________________________________________________________

                               (Include Zip Code)

  ____________________________________________________________________________

                        (Tax Id. or Social Security No.)
                          (See Substitution Form W-9)

-----------------------------------------------------

                                               SIGN HERE
                                AND COMPLETE SUBSTITUTE FORM W-9
  X __________________________________________________________________________

  X __________________________________________________________________________

  Dated: _______________________________________________________________, 1999

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or Rights certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

  Name(s) ____________________________________________________________________
                                 (Please Print)

  Capacity (full title) ______________________________________________________

  Address ____________________________________________________________________
                               (Include Zip Code)

  Area Code and Telephone Number _____________________________________________

  Tax Identification or Social Security Number _______________________________

                          COMPLETE SUBSTITUTE FORM W-9

                           Guarantee of Signature(s)
                           (See Instructions 1 and 5)
  Authorized Signature

  Name _______________________________________________________________________

  Name of Firm _______________________________________________________________
                                 (Please Print)

  Address ____________________________________________________________________
                               (Include Zip Code)

  Area Code and Telephone Number _____________________________________________

  Dated ________________________________________________________________, 1999

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares and, if applicable, Rights (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares and/or Rights tendered) herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares and/or Rights are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

    2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) and, if applicable and if a Distribution Date occurs, Rights Certificates evidencing tendered Rights, or timely confirmation of a book-entry transfer of Rights into the Depositary's account at the Book-Entry Transfer Facility, if available (together with, if Rights are forwarded separately from Shares, a properly completed and duly executed Letter of Transmittal (or a facsimile hereof), with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal), must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date or, if later, within three business days after the date such Rights Certificates are distributed. Stockholders whose Share Certificates or, if applicable, Rights Certificates are not immediately available (including Rights Certificates that have not yet been distributed by the Company) or who cannot deliver their Share Certificates or, if applicable, Rights Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares and, if applicable, Rights by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three American Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery; and (iv) the Rights Certificates, if issued, representing the appropriate number of Rights or a Book-Entry Confirmation, if available, in each case together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three American Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, or if later, three business days after Rights Certificates are distributed to shareholders, all as provided in Section 3 of the Offer to Purchase. If Share Certificates and Rights Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Prior to a Distribution Date, a valid tender of Shares to which Rights are attached will constitute a tender of the associated Rights.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES OR RIGHTS, IF APPLICABLE, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares and Rights, if applicable, will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares and, if applicable, Rights for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and, if applicable, Rights and any other required information should be listed on a separate signed schedule attached hereto.

    4. PARTIAL TENDERS. (Not Applicable to Book-Entry Stockholders) If fewer than all the Shares evidenced by any Share Certificates submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." If fewer than all the Rights evidenced by any Rights Certificates submitted are to be tendered, fill in the number of Rights which are to be tendered in the box entitled "Number of Rights Tendered." In such cases, new Share Certificates or Rights Certificates, as the case may be, for the Shares or Rights that were evidenced by your old Share Certificates or Rights Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates and, if applicable, all Rights represented by Rights Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares and, if applicable, Rights tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Shares and, if applicable, Rights tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the tendered Shares and, if applicable, Rights are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares and, if applicable, Rights listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares or, if applicable, Rights not tendered or not purchased are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    If Rights Certificates have been distributed to holders of Shares to which Rights are attached, such holders are required to tender Rights Certificate(s) representing a number of Rights equal to the number of such Shares tendered in order to effect a valid tender of such Shares. It is necessary that shareholders follow all signature requirements of this Instruction 5 with respect to the Rights in order to tender such Rights. Prior to a Distribution Date, a valid tender of Shares to which Rights are attached will constitute a tender of the associated Rights.

    6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares and, if applicable, Rights to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares and, if applicable, Rights not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom, is submitted. Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares and, if applicable, Rights not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Stockholder may request that Shares and/or Rights not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as the Book-Entry Stockholder may designate under "Special Payment Instructions." If no such instructions are given, such Shares or Rights not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

    8. WAIVER OF CONDITIONS. Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase), the conditions of the Offer (other than the Minimum Condition (as defined in the Offer to Purchase)) may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion.

    9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

    Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-9 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

    The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or the Dealer Manager or from brokers, dealers, commercial banks or trust companies.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares or, if applicable and a Distribution Date occurs, Rights has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

-------------------------------------------------------------------------------------------------
                                          PAYER'S NAME:
-------------------------------------------------------------------------------------------------

        SUBSTITUTE           Part 1--PLEASE PROVIDE YOUR TIN IN        Social Security Number
         FORM W-9            THE BOX AT RIGHT AND CERTIFY BY                     or
                             SIGNING AND DATING BELOW              Employer Identification Number
                                                                      ------------------------
                             --------------------------------------------------------------------
                             Part 2--Certification--Under the penalties of perjury, I certify that:
                             (1) The number shown on this form is my correct Taxpayer
                             Identification Number (or I am waiting for a number to be issued to
                                 me), and
                             (2) I am not subject to backup withholding because (a) I am exempt
     DEPARTMENT OF THE       from backup withholding, or (b) I have not been notified by the
     TREASURY INTERNAL           Internal Revenue Service (the "IRS") that I am subject to backup
     REVENUE SERVICE.            withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                             --------------------------------------------------------------------
                             CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you
    PAYEE'S REQUEST FOR      have been notified by the IRS that you are currently subject to
  TAXPAYER IDENTIFICATION    backup withholding because of under-reporting interest or dividends
      NUMBER ("TIN")         on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
-------------------------------------------------------------------------------------------------
                             Signature
                             Date , 1999                                      PART 3--
              SIGN HERE -->                                               Awaiting TIN / /
-------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                     IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

 Signature ____________________________  Date ___________________________, 1999

                    THE INFORMATION AGENT FOR THE OFFER IS:

                        [MACKENZIE PARTNERS, INC. LOGO]

                                156 Fifth Avenue
                            New York, New York 10010
                        (212) 929-5500 (Call Collect) or
                           (800) 322-2885 (Toll Free)

                      THE DEALER MANAGER FOR THE OFFER IS:

                              GOLDMAN, SACHS & CO.

                                85 Broad Street
                            New York, New York 10004
                         (212) 902-1000 (Call Collect)
                           (212) 323-5678 (Toll Free)

August 11, 1999